Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Consumer Portfolio Services, Inc. (the “Company”)
Citigroup Global Markets Inc.

Credit Suisse Securities (USA) LLC

(together, the “Specified Parties”)

Re: CPS Auto Receivables Trust 2019-A – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “bb.Pool 2019-A 093018 Indicative.xlsx,” provided by the Company on December 3, 2018, containing information related to 5,022 automobile retail installment sale contracts (“Receivables”) as of November 30, 2018 (the “Data File”), which we were informed are intended to be included as collateral in the offering of the CPS Auto Receivables Trust 2019-A, Asset-Backed Notes. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Title Document” means a scanned image of the Certificate of Title, Application for Title, Application for Certificate of Ownership, Dealer Guarantee of Title Delivery, Application for Registration, Application for Dealer Assignment, or Lien Entry Form.

•	The term “Receivable File” means any file containing some or all of the following documents for each Sample Receivable (defined below): Installment Sale Contract (which includes any related Addendum to the Installment Sale Contract and/or Retail Installment Sale Contract Simple Interest Finance Change letter) (not applicable for direct loans), Federal Truth in Lending Disclosure Statement (within Installment Sale Contract or as a stand-alone document for direct loans), Title Document, Agreement to Provide Insurance Form, Insurance Verification Form, Insurance Verification system screen shot, and/or Credit Application. The Receivable File, provided to us by the Company, was represented to be a scanned image of the original Receivable File. The Receivable File was accessed through the Company’s data imaging system using one of the Company’s computer terminals. We make no representation regarding the validity, enforceability, or authenticity of the information in the Receivable File.

•	The term “Model/Make Abbreviation List” means a list of acceptable abbreviations for the vehicle Model and Make provided by the Company.

•	The term “Sources” refers collectively to the Receivable Files and the Model/Make Abbreviation List.

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We performed the following procedures:

A.	The Company instructed us to select a random sample of 150 Receivables from the Data File (the “Sample Receivables”). A listing of the Sample Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Receivables we were instructed to randomly select from the Data File.

B.	For each Sample Receivable, we performed the procedures listed below using the Sources. The absence of any of the Sources or the inability to agree the indicated information from the Data File to the Sources, utilizing instructions provided by the Company (as applicable) indicated below, for each of the attributes identified constituted an exception. The Sources are listed in the order of priority until such attribute was agreed.

Attribute	Sources / Company’s Instructions
Obligor’s First Name and Last Name	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement).
Contract Date	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement)
Original Term	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement)
Original Amount Financed	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement)
Scheduled Monthly Payment Amount	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement).
Annual Percentage Rate (“APR”)	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement).
Vehicle Type (New or Used)	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement). For purposes of this attribute, the Company instructed to consider an entry of “C” in the Data File to be a Used vehicle.
Vehicle Make	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement) and Model/Make Abbreviation List. For Sample Receivable #140, the Vehicle Make stated in the Data File was “SCION.” The Vehicle Make stated in the Installment Sale Contract was “Toyota.” The Company instructed us to consider the information to be in agreement given Toyota’s discontinuation of the Scion brand in 2016.
Vehicle Model	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement) and Model/Make abbreviation List.

The information regarding the Sample Receivables was found to be in agreement with the respective information appearing in the Sources.

C.	In addition to the procedures described above, for each Sample Receivable, we observed the presence of the following in the Receivable File:

1.	Title Document. We were instructed by the Company to observe that the Company’s name appeared on the Title Document as the Lien Holder, Owner, Security Interest Holder, or Secured Party. The Company informed us that “CPS, Inc.,” “CPS,” “Consumer Portfolio Services,” “Consumer Portfolio Services, Inc.,” “Consumer Portfolio Svcs,” “Consumer Portfolio Serv,” “Consumer Portfolio Servic,” and “C.P.S. Inc.” were acceptable names for the Company.

2.	Proof of Insurance. The Company informed us that an Agreement to Provide Insurance, Insurance Verification Form, or a screenshot from the Company’s Insurance Verification system, each listing an insurance company name, were acceptable proof of insurance.

3.	Signed Credit Application (not applicable to direct loans). We make no representation regarding the authenticity of the obligor’s signature(s).

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There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Data File, the Sources, and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Data File and the Sources which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, CA
December 18, 2018

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Exhibit A

The Sample Receivables

Sample Receivable #	Receivable Number[1]	Sample Receivable #	Receivable Number[1]	Sample Receivable #	Receivable Number[1]
1	2019A001	51	2019A051	101	2019A101
2	2019A002	52	2019A052	102	2019A102
3	2019A003	53	2019A053	103	2019A103
4	2019A004	54	2019A054	104	2019A104
5	2019A005	55	2019A055	105	2019A105
6	2019A006	56	2019A056	106	2019A106
7	2019A007	57	2019A057	107	2019A107
8	2019A008	58	2019A058	108	2019A108
9	2019A009	59	2019A059	109	2019A109
10	2019A010	60	2019A060	110	2019A110
11	2019A011	61	2019A061	111	2019A111
12	2019A012	62	2019A062	112	2019A112
13	2019A013	63	2019A063	113	2019A113
14	2019A014	64	2019A064	114	2019A114
15	2019A015	65	2019A065	115	2019A115
16	2019A016	66	2019A066	116	2019A116
17	2019A017	67	2019A067	117	2019A117
18	2019A018	68	2019A068	118	2019A118
19	2019A019	69	2019A069	119	2019A119
20	2019A020	70	2019A070	120	2019A120
21	2019A021	71	2019A071	121	2019A121
22	2019A022	72	2019A072	122	2019A122
23	2019A023	73	2019A073	123	2019A123
24	2019A024	74	2019A074	124	2019A124
25	2019A025	75	2019A075	125	2019A125
26	2019A026	76	2019A076	126	2019A126
27	2019A027	77	2019A077	127	2019A127
28	2019A028	78	2019A078	128	2019A128
29	2019A029	79	2019A079	129	2019A129
30	2019A030	80	2019A080	130	2019A130
31	2019A031	81	2019A081	131	2019A131
32	2019A032	82	2019A082	132	2019A132
33	2019A033	83	2019A083	133	2019A133
34	2019A034	84	2019A084	134	2019A134
35	2019A035	85	2019A085	135	2019A135
36	2019A036	86	2019A086	136	2019A136
37	2019A037	87	2019A087	137	2019A137
38	2019A038	88	2019A088	138	2019A138
39	2019A039	89	2019A089	139	2019A139
40	2019A040	90	2019A090	140	2019A140
41	2019A041	91	2019A091	141	2019A141
42	2019A042	92	2019A092	142	2019A142
43	2019A043	93	2019A093	143	2019A143
44	2019A044	94	2019A094	144	2019A144
45	2019A045	95	2019A095	145	2019A145
46	2019A046	96	2019A096	146	2019A146
47	2019A047	97	2019A097	147	2019A147
48	2019A048	98	2019A098	148	2019A148
49	2019A049	99	2019A099	149	2019A149
50	2019A050	100	2019A100	150	2019A150

______________________

[1] The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.

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